UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: December 14, 2023

(Date of earliest event reported)

Oragenics, Inc.

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4902 Eisenhower Boulevard, Suite 125 Tampa, FL	33634
(Address of principal executive offices)	(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OGEN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) Compensatory Arrangements of Certain Officers.

As reported below under Item 5.07 of this Current Report, the Company held its annual meeting of shareholders on December 14, 2023 (the “Annual Meeting”), at which meeting the Company’s shareholders approved an amendment (the “Plan Amendment”) to the Company’s 2021 Plan to increase the aggregate number of shares available for the grant of awards by 1,000,000 shares to a total of 1,166,667 shares.

The foregoing description of the 2021 Plan and Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Plan and Plan Amendment, a copy of which is filed as Exhibit 4.1 and 4.2, respectively to this Current Report and is incorporated by reference herein.

Item 5.03	AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On December 14, 2023, the Company filed Articles of Amendment to its Amended and Restated Articles of Incorporation with the Secretary of State of the State of Florida to increase the number of authorized shares from 4,166,666 shares of Common Stock to 350,000,000 shares of Common Stock (the “Charter Amendment”).

As disclosed in Item 5.07 of this Current Report on Form 8-K, the Charter Amendment was approved by the Company’s shareholders at the Annual Meeting. The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The Annual Meeting was held on December 14, 2023.

(b) At the Annual Meeting the following proposals were voted on by our shareholders:

PROPOSAL I: Election of Directors.

Mr. Charles Pope, Dr. Frederick Telling, Mr. Robert Koski, Dr. Alan Dunton, Ms. Kim Murphy, Mr. John Gandolfo and Mr. Bruce Cassidy were each re-elected as Directors, to serve until our next annual meeting of shareholders or until their respective successors are elected and qualified or until their earlier resignation, removal from office or death. The votes were as follows:

	For	Withheld	Broker Non-Votes
Charles Pope	848,007	58,597	394,919
Dr. Frederick Telling	813,838	92,766	394,919
Dr. Alan Dunton	822,679	83,925	394,919
Robert Koski	827,692	78,912	394,919
Kim Murphy	799,545	107,059	394,919
John Gandolfo	852,331	54,273	394,919
Bruce Cassidy	847,936	58,668	394,919

PROPOSAL II: To conduct a non-binding advisory vote on executive compensation. The votes were as follows:

FOR	794,152
AGAINST	105,633
ABSTAIN	6,819

PROPOSAL III: To approve the adoption of an amendment to our Amended and Restated Articles of Incorporation which will increase the number of authorized shares of our Common Stock from 4,166,666 shares of Common Stock to 350,000,000 shares of Common Stock. The final voting results include the votes cast by the holders of our outstanding Series E Mirroring Preferred Stock, which voted in the same proportion as the votes cast by holders of our shares of Common Stock on Proposal III. The votes were as follows:

FOR	866,041,633
AGAINST	143,338,274
ABSTAIN	3,346,697

PROPOSAL IV: To approve the adjournment of the Annual Meeting in the event that the number of shares of Common Stock and Series E Mirroring Preferred Stock present or represented by proxy at the Annual Meeting and voting “FOR” the adoption of Proposal III are insufficient. The Company’s shareholder approved the authorization to adjourn the Annual Meeting, if necessary to solicit additional proxies if there were not sufficient votes of favor of Proposal III, but this authorization is moot as Proposal III passed. The final voting results include the votes cast by the holders of our outstanding Series E Mirroring Preferred Stock, which voted in the same proportion as the votes cast by holders of our shares of Common Stock on Proposal IV. The votes were as follows:

FOR	904,429,231
AGAINST	98,067,383
ABSTAIN	10,229,990

PROPOSAL V: To approve the issuance of the Common Stock upon conversion of the Company’s Series F Convertible Preferred Stock. The votes were as follows:

FOR	834,513
AGAINST	60,666
ABSTAIN	11,425

PROPOSAL VI: To approve an amendment to the Company’s 2021 Equity Incentive Plan to increase the number of common shares available for issuance under the 2021 Equity Incentive Plan from 166,667 shares of Common Stock to 1,166,667 shares of Common Stock. The votes were as follows:

FOR	756,720
AGAINST	146,619
ABSTAIN	3,265

PROPOSAL VII: Ratification of the selection of Cherry Bekaert LLP as the Company’s independent auditors for the year ending December 31, 2023. The votes were as follows:

FOR	756,720
AGAINST	146,619
ABSTAIN	3,265

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to Articles of Incorporation to Increase Common Stock.

4.1	2021 Equity Incentive Plan.

4.2	First Amendment to 2021 Equity Incentive Plan.

104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 15th day of December, 2023.

ORAGENICS, INC.

(Registrant)

BY:	/s/Janet Huffman
Janet Huffman
Chief Financial Officer